UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 27, 2026

BIG DIGITAL ENERGY, INC
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40849	88-0445167
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

950 Railroad Avenue,

Midland, Pennsylvania 15059

(Address of Principal Executive Offices) (Zip Code)

(412) 515-0896

(Registrant’s Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BGDE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On April 27, 2026, Big Digital Energy, Inc. (“Big Digital” or the “Company”), formerly known as Mawson Infrastructure Group Inc., entered into a Joint Mining Agreement with Big Digital Energy, LLC (“BDE”), (the “Colocation Agreement” or “Agreement”). Through the Agreement, Management desires to bring real revenue into the Company in the short term while pursuing its goal to move its operations away from Bitcoin mining towards selectively monetizing excess capacity where economically prudent and aligned with shareholder value creation. The Company’s core strategy is to optimize the utilization of each megawatt by deploying it toward the highest-value applications, with current priority given to future expansion into AI and high-performance computing (“HPC”) data center developments. BDE is deemed an affiliate of the Company because it is owned and/or controlled by Josh Kilgore, the Company’s Executive Chair; Phil Stanley, the Company’s CEO; and Cody Smith, the Company’s COO, who also serve as members of the Company’s Board of Directors. Entities affiliated with Mr. Kilgore, Mr. Smith, and Mr. Stanley hold 60%, 20%, and 20% ownership interests, respectively, in BDE.

Under the terms of the Colocation Agreement, BDE will purchase and deliver approximately 25,000 s19xp mining computers, and Big Digital will provide BDE with approximately 75MW of computing capacity at its facility in Midland, PA. Ownership of the miners will transfer to the Company after BDE reaches its stated return on investment as set forth in the Colocation Agreement. The Parties will operate under a 50%/50% profit-sharing structure, pursuant to which Big Digital will receive all cash net proceeds from the mining operations. The cash revenue will be used for general corporate purposes and asset purchases to ensure the Company’s use of all available power across its facility locations. As its share of the profit-sharing structure, BDE will receive monthly grants consisting of a combination of (i) shares of the Company’s common stock, where the number of shares will equal 20% of its share of the monthly cash net proceeds divided by 30-day volume weighted average price of the Company’s common stock (“VWAP”) on the grant date (as of today’s date, the 30-day VWAP calculation would result in a $4.94 share price), and (ii) warrants to purchase the Company’s common stock, where the number of underlying shares will equal 80% of its share of the monthly cash net proceeds divided by $20. The warrants will allow BDE to purchase the Company’s common stock at an exercise price of $20 per share and will have a five-year term.

The total amount of cash the Company will receive from the Colocation Agreement will be largely dependent on the economics of mining during the term of the Agreement. The Agreement has a twelve-month term and may be terminated upon 30 days’ notice, subject to its conditional terms. Cash or other consideration equal to the monthly cash net proceeds will be paid in lieu of the securities, to the extent that (i) stockholder approval would otherwise be required for their issuance or the substitution is otherwise necessary to comply with Nasdaq listing standards or (ii) the substitution is approved by a majority of the independent members of the Company’s Board of Directors.

Item 7.01 Regulation FD Disclosure.

On April 27, 2026, the Company issued a press release to publicly announce the Colocation Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report and incorporated into this Item 7.01 by reference. The information furnished in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such filing.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The Company cautions that any statements in this Current Report that are not a description of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as “expect,” “intend,” “plan,” “anticipate,” “believe,” and “will,” among others.

Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, continued evolution and uncertainty related to technologies and digital infrastructure, the Company’s ability to continue as a going concern, the Company’s ability to maintain the listing of our common stock on Nasdaq, the possibility of the Company’s need and ability to raise additional capital, the development and acceptance of digital asset networks and digital assets and their protocols and software, the reduction in incentives to mine digital assets over time, the costs associated with digital asset mining, the volatility in the value and prices of digital assets, further or new regulation of digital assets and artificial intelligence (“AI”), the evolution of AI and high-performance computing (“HPC”) market and changing technologies, the slower than expected growth in demand for AI, HPC and other accelerated computing technologies than expected, the ability to timely implement and execute on AI and HPC digital infrastructure, and the ability to timely complete the digital infrastructure build-out in order to achieve its revenue expectations for the periods mentioned. More detailed information about the risks and uncertainties affecting the Company is contained under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2026, and in other filings the Company has made and may make with the SEC in the future. One should not place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated April 27, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2026	BIG DIGITAL ENERGY, INC.

	By:	/s/ Kaliste Saloom
	Name:	Kaliste Saloom
	Title:	General Counsel

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